FORD MOTOR CREDIT COMPANY
                JULY 1998-C OWNER TRUST

                MONTHLY SERVICING REPORT

Collection Period                                                   Aug-98
Distribution Date                                                  9/15/98


Total Portfolio                                          2,300,021,862.20
Total Securities                                         2,346,000,000.00
Class A-1 Notes                                            300,000,000.00
Class A-2 Notes                                            300,000,000.00
Class A-3 Notes                                            650,000,000.00
Class A-4 Notes                                            712,000,000.00
Class A-5 Notes                                            200,000,000.00
Class B Notes                                               92,000,000.00
Class C Certificates                                        46,000,000.00
Class D Certificates                                        46,000,000.00

I. COLLECTIONS
Interest Collections
   Simple Interest                                          17,506,692.31
   Pre Computed                                              2,806,225.80
Repurchased Loan Proceeds Related to Interest                        0.00
Total Interest Collections                                  20,312,918.11

Servicer Advances
   Simple Interest Servicer Advances                           118,857.82
   Reimbursement of Previous Simple Interest Servicer Ad             0.00
   Precomputed Servicer Advances                               167,640.80
   Reimbursement of Previous Precomputed  Servicer Advan             0.00
Total Servicer Advances (Reimbursements)                       286,498.62

Principal Payments Received
   Simple Interest                                          58,708,476.14
   Pre Computed                                             13,026,116.19
Liquidation Proceeds                                           145,791.88
Repurchased Loan Proceeds Related to Principal                       0.00
Recoveries from Prior Month Charge Off's                             0.00
Other Refunds Related to Principal                                   0.00
Total Principal Collections                                 71,880,384.21
Aggregate Losses for Collection Period                         394,578.02
Total Regular Principal Reduction                           72,129,170.35

Total Collections                                           92,479,800.94

II. DISTRIBUTIONS
Total Collections                                           92,479,800.94
Reserve Account Release                                              0.00
Reserve Account Draw                                                 0.00
Total Available For Distribution                            92,479,800.94

Servicing Fee:
Servicing Fee Due                                            1,856,247.85
   Per $1,000 of Original Balance                                    0.79
Servicing Fee Paid                                           1,856,247.85
   Per $1,000 of Original Balance                                    0.79
Servicing Fee Shortfall                                              0.00
   Per $1,000 of Original Balance                                    0.00

Interest:
Class A-1 Notes Monthly Interest
   Class A-1 Notes Monthly Interest Due                        968,755.57
      Per $1,000 of Original Balance                                 3.23
   Class A-1 Notes Monthly Interest Paid                       968,755.57
      Per $1,000 of Original Balance                                 3.23
   Class A-1 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-1 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-1 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-2 Notes Monthly Interest
   Class A-2 Notes Monthly Interest Due                      1,370,250.00
      Per $1,000 of Original Balance                                 4.57
   Class A-2 Notes Monthly Interest Paid                     1,370,250.00
      Per $1,000 of Original Balance                                 4.57
   Class A-2 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-2 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-2 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Interest
   Class A-3 Notes Monthly Interest Due                      3,103,750.00
      Per $1,000 of Original Balance                                 4.78
   Class A-3 Notes Monthly Interest Paid                     3,103,750.00
      Per $1,000 of Original Balance                                 4.78
   Class A-3 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-3 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-3 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Interest
   Class A-4 Notes Monthly Interest Due                      3,447,266.67
      Per $1,000 of Original Balance                                 4.84
   Class A-4 Notes Monthly Interest Paid                     3,447,266.67
      Per $1,000 of Original Balance                                 4.84
   Class A-4 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-4 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-4 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class A-5 Notes Monthly Interest
   Class A-5 Notes Monthly Interest Due                        976,666.67
      Per $1,000 of Original Balance                                 4.88
   Class A-5 Notes Monthly Interest Paid                       976,666.67
      Per $1,000 of Original Balance                                 4.88
   Class A-5 Notes Monthly Interest Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Class A-5 Notes Interest Carryover Shortfall                      0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class A-5 Notes Int. Carryover Shortfall                0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Interest
   Class B Notes Monthly Interest Due                          464,600.00
      Per $1,000 of Original Balance                                 5.05
   Class B Notes Monthly Interest Paid                         464,600.00
      Per $1,000 of Original Balance                                 5.05
   Class B Notes Monthly Interest Shortfall                          0.00
      Per $1,000 of Original Balance                                 0.00
   Class B Notes Interest Carryover Shortfall                        0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class B Notes Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Interest
   Total Note Interest Due                                  10,331,288.91
      Per $1,000 of Original Balance                                 4.58
   Total Note Interest Paid                                 10,331,288.91
      Per $1,000 of Original Balance                                 4.58
   Total Note Interest Shortfall                                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note Interest Carryover Shortfall                           0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note Int. Carryover Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
Class C Certificates Monthly Interest
   Class C Certificates Monthly Interest Due                   241,500.00
      Per $1,000 of Original Balance                                 5.25
   Class C Certificates Monthly Interest Paid                  241,500.00
      Per $1,000 of Original Balance                                 5.25
   Class C Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class C Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class C Certificates Int. Carryover Shortfa             0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Interest
   Class D Certificates Monthly Interest Due                   295,166.67
      Per $1,000 of Original Balance                                 6.42
   Class D Certificates Monthly Interest Paid                  295,166.67
      Per $1,000 of Original Balance                                 6.42
   Class D Certificates Monthly Interest Shortfall                   0.00
      Per $1,000 of Original Balance                                 0.00
   Class D Certificates Interest Carryover Shortfall                 0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Class D Cert. Int. Carryover Shortfall                  0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Interest Paid
   Total Note and Certificate Interest Due                  10,867,955.58
      Per $1,000 of Original Balance                                 4.63
   Total Note and Certificate Interest Paid                 10,867,955.58
      Per $1,000 of Original Balance                                 4.63
   Total Note and Certificate Interest Shortfall                     0.00
      Per $1,000 of Original Balance                                 0.00
   Total Note and Certificate Int. Carryover Shortfall               0.00
      Per $1,000 of Original Balance                                 0.00
   Change in Total Note & Cert. Int. Carryover Shortfall             0.00
      Per $1,000 of Original Balance                                 0.00

Principal:
Principal Distribution Amounts
   First Priority Distribution Amount                                0.00
      Per $1,000 of Original Balance                                 0.00
   Second Priority Distribution Amount                      13,074,174.96
      Per $1,000 of Original Balance                                 5.57
   Regular Principal Distribution Amount                    66,681,422.56
      Per $1,000 of Original Balance                                28.42
   Total Principal Distribution Amount                      79,755,597.52
      Per $1,000 of Original Balance                                34.00
Class A-1 Notes Monthly Principal Paid
   Class A-1 Notes Monthly Principal Paid                   79,755,597.52
      Per $1,000 of Original Balance                               265.85
Class A-2 Notes Monthly Principal
   Class A-2 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-3 Notes Monthly Principal
   Class A-3 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-4 Notes Monthly Principal
   Class A-4 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class A-5 Notes Monthly Principal
   Class A-5 Notes Monthly Principal Paid                            0.00
      Per $1,000 of Original Balance                                 0.00
Class B Notes Monthly Principal
   Class B Notes Monthly Principal Paid                              0.00
      Per $1,000 of Original Balance                                 0.00
Total Note Principal
  Total Note Principal Paid                                 79,755,597.52
      Per $1,000 of Original Balance                                35.38
Class C Certificates Monthly Principal
   Class C Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Class D Certificates Monthly Principal
   Class D Certificates Monthly Principal Paid                       0.00
      Per $1,000 of Original Balance                                 0.00
Total Note and Certificate Principal Paid
   Total Note and Certificate Principal Paid                79,755,597.52

Total Available for Distribution                            92,479,800.94
Total Distributions                                         92,479,800.94


III. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                   Ending
Balances and Principal Factors:
   Aggregate Balance of Notes                            2,088,686,827.62
   Note Pool Factor                                             0.9266579
   Class A-1 Notes Balance                                 134,686,827.62
   Class A-1 Notes Pool Factor                                  0.4489561
   Class A-2 Notes Balance                                 300,000,000.00
   Class A-2 Notes Pool Factor                                  1.0000000
   Class A-3 Notes Balance                                 650,000,000.00
   Class A-3 Notes Pool Factor                                  1.0000000
   Class A-4 Notes Balance                                 712,000,000.00
   Class A-4 Notes Pool Factor                                  1.0000000
   Class A-5 Notes Balance                                   200000000.00
   Class A-5 Notes Pool Factor                                  1.0000000
   Class B Notes Balance                                    92,000,000.00
   Class B Notes Pool Factor                                    1.0000000
   Class C Certificates Balance                               46000000.00
   Class C Certificates Pool Factor                                  1.00
   Class D Certificates Balance                               46000000.00
   Class D Certificate Pool Factor                                   1.00
   Total Note and Cert. Balance                          2,180,686,827.62
Portfolio Information:
   Weighted Average Coupon (WAC)                                    11.11 %
   Weighted Average Remaining Maturity (WAM)                        46.84
   Remaining Number of Receivables                             163,931.00
   Portfolio Receivable Balance                          2,155,368,250.18

IV. OVERCOLLATERALIZATION INFORMATION
   Specified Overcollateralization Amount                   10,053,573.19
   Specified Credit Enhancement Amount                      21,553,682.50


V. RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance                           11,500,109.31
Specified Reserve Account Balance                           11,500,109.31
   Reserve Release Amount                                            0.00
Reserve Account Draws                                                0.00
   Interim Reserve Account Balance                          11,500,109.31
Reserve Account Deposits Made                                        0.00
Ending Reserve Account Balance                              11,500,109.31
Change in Reserve Account Balance                                    0.00

VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
Liquidated Contracts:
   Liquidation Proceeds                                        145,791.88
   Recoveries from Prior Month Charge Off's                          0.00
Aggregate Net Losses for Collection Period                     394,578.02
Charge-off Rate for Collection Period (annualized)                   0.14 %
Cumulative Net Losses for all Periods                          270,560.36
Delinquent Receivables:
   31-60 Days Delinquent                                    19,514,383.01
   61-90 Days Delinquent                                     2,632,435.21
   91-120 Days Delinquent                                       41,548.09
   120+ Days Delinquent                                              0.00

Ratio of Net Losses to the Average Pool Balance:
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00
Ratio of 60+ Delinquent Contracts to Outstanding Receivables
   Second Preceding Collection Period                                0.00
   Preceding Collection Period                                       0.00
   Current Collection Period                                         0.00
   Three Month Average                                               0.00